UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 5, 2011
APPROACH RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33801 (Commission File Number)	51-0424817 (IRS Employer Identification No.)

One Ridgmar Centre 6500 West Freeway, Suite 800
Fort Worth, Texas (Address of principal executive offices)	76116 (Zip Code)
(817) 989-9000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 5, 2011, William S. Buckler, III was appointed Vice President — Engineering of Approach Resources Inc. (“Approach” or the “Company”).
     Mr. Buckler, 49, has over 26 years of operating and engineering experience in the oil and gas industry. Before joining Approach, Mr. Buckler was employed by Chief Oil & Gas LLC as Senior Vice President — Operations and Engineering from March 2008 to January 2011. While at Chief, Mr. Buckler managed the engineering, operations and procurement departments for Chief’s Barnett Shale and Marcellus Shale operations. From 2003 to September 2008, Mr. Buckler was employed by Quicksilver Resources as Vice President — U.S. Operations. Prior to Quicksilver, Mr. Buckler served as Operations and Engineering Supervisor for Mitchell Energy from 1997 to 2003. Mr. Buckler holds a B.S. in Petroleum Engineering from Texas A&M University and is a registered Professional Engineer licensed in Texas.
     Mr. Buckler will receive an annual base salary of $267,500. Mr. Buckler also received a restricted stock award of 4,154 shares (the “Restricted Shares”) of Common Stock pursuant to the Company’s 2007 Stock Incentive Plan. The Restricted Shares will vest in three equal installments beginning on the first anniversary of the grant date, or April 5, 2012, assuming continued employment. Mr. Buckler will also be eligible to participate in the Company’s 2011 annual incentive plan for executive officers, with an incentive target bonus of 35% to 75% of annual base salary based on the achievement of certain predetermined performance measures, and prorated for Mr. Buckler’s partial year of service in 2011.

Item 7.01	Regulation FD Disclosure.
     On April 5, 2011, the Company issued a press release, a copy of which is furnished as Exhibit 99.1, announcing the appointment of Mr. Buckler as Vice President — Engineering.
     In accordance with general instruction B.2 to Form 8-K, information contained in this Item 7.01 and Exhibit 99.1 is being “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), and such information shall not be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description
99.1	Press release dated April 5, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.
By:	/s/ J. Curtis Henderson
J. Curtis Henderson
Executive Vice President and General Counsel

Date: April 8, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 5, 2011.

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